                        SEMIANNUAL REPORT / APRIL 30 2001

                        AIM GLOBAL AGGRESSIVE GROWTH FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                       ----------------------------------

                             LAND BY JENNIFER WATES

             IN THIS AGE OF WORLDWIDE EXCHANGE, AN OCEAN'S DISTANCE

              BETWEEN CONTINENTS IS NO LONGER THE BARRIER TO TRADE

           THAT IT ONCE WAS. TODAY, THE EARTH'S MANY LANDS ARE LINKED

           THROUGH A GLOBAL ECONOMY THAT IS SHAPING THE FUTURE OF THE

            WORLD'S PEOPLE. THE PAINTING ON THE COVER OF THIS REPORT,

             RENDERED IN VIBRANT COLORS AND BOLD BRUSH STROKES, PAYS

                      TRIBUTE TO OUR WORLD AND ITS RICHES.

                       ----------------------------------

AIM Global Aggressive Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a portfolio of global equity securities of small-capitalization companies with above-average earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Aggressive Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o Average annual total returns as of 4/30/01, the close of the reporting period (including sales charges) were as follows. Class A shares, one year, -36.98%; five years, 5.04%; inception (9/15/94), 10.82%. Class B shares, one year, -36.75%; five years, 5.18%; inception (9/15/94), 11.04%. Class C shares, one year, -34.66%; inception (8/4/97), 2.19%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o In addition to returns as of the close of the reporting period industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were as follows. Class A shares, one year, -48.85%; five years, 4.66%; inception (9/15/94), 9.57%. Class B shares, one year, -48.68%; five years, 4.80%, inception (9/15/94), 9.80%. Class C shares, one year, -47.00%;
    inception (8/4/97), -0.05%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in micro-, small and mid-sized companies may involve risks not associated with more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International. The Value portion measures performance of companies with lower price/earnings ratios and lower forecasted growth values; the Growth portion measures performance of companies with higher price/earnings ratios and lower forecasted growth values.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                 Dear Fellow Shareholder:

                 The six months ended April 30, 2001, the period covered by this
[PHOTO OF        report, were among the most difficult we have seen in equity
ROBERT H.        markets in years. Major indexes, both foreign and domestic,
GRAHAM]          posted negative returns, with the technology sector and
                 large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                     What's the lesson? Well, just as the dot-com disaster
                 taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
    During the long bull market, which ran from 1982 until last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


GLOBAL SLOWDOWN HURTS FUND PERFORMANCE

HOW DID AIM GLOBAL AGGRESSIVE GROWTH FUND PERFORM DURING THE REPORTING PERIOD? Concern over declining corporate earnings growth and a slowing economy caused major stock-market indexes worldwide to plummet during the reporting period. Consequently, AIM Global Aggressive Growth Fund faced a difficult period during the six months ended April 30, 2001, with returns of -24.29% for Class A shares, -24.46% for Class B shares and -24.45% for Class C shares, excluding sales charges. The fund's benchmark, the MSCI World Index, reported a -10.74% return over the same time frame. Most of the fund's underperformance can be attributed to the U.S. technology stocks it held earlier in the reporting period.
    It's worth noting that for the month of April, the fund outperformed the MSCI World Index with returns of 8.57% for Class A shares, 8.54% for Class B shares and 8.61% for Class C shares (excluding sales charges) compared to a 7.34% return for the index.

WHAT WERE THE MAJOR TRENDS IN GLOBAL MARKETS OVER THE REPORTING PERIOD?
In the wake of a worldwide economic slowdown and rising energy costs, a number of high-profile companies issued warnings that their earnings would not meet expectations. Global competition also reduced the ability of companies to raise prices for their products and services. The ensuing market sell-off affected nearly all sectors, with technology stocks being especially hard hit.
    In the United States, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. During the fourth quarter of 2000, the nation's gross domestic product grew at an annualized rate of only 1%, raising the specter of recession. In four moves during the reporting period, the Fed lowered the federal funds rate from 6.5% to 4.5%. Despite the cuts, markets remained volatile as investors continued to worry about the economy and corporate earnings growth.
    Throughout most of the period, international currencies including the euro, the British pound sterling and the yen fell against the U.S. dollar, a trend that hurt regional firms but benefited exporters.
    Worldwide, investors favored value stocks over growth stocks. For example, the MSCI World Value Index outperformed the MSCI World Growth Index by 16 percentage points over the six-month period. Investors sold stocks that they considered overvalued, regardless of those companies' growth rates. Mid- and small-cap stocks fared better than large-cap stocks throughout the period.

                      -----------------------------------

                          EUROPE'S 2001 FORECASTS FOR

                         CORPORATE EARNINGS AND ECONOMIC

                          GROWTH ARE HIGHER THAN THOSE

                        PROJECTED FOR THE UNITED STATES.

                      -----------------------------------

WHAT HAPPENED IN EUROPE OVER THE REPORTING PERIOD?
The European Central Bank disappointed investors by refusing to cut interest rates over the six-month period. The undetermined effects of livestock diseases also unnerved investors.
    On the bright side, Europe's 2001 forecasts for corporate earnings and economic growth are higher than those projected for the United States. Tax cuts, which took effect in Germany, France, Italy and elsewhere in the first quarter of 2001, are beginning to boost consumer confidence. And while the euro remains weak against the U.S. dollar, it has appreciated about 7% since its October 2000 low.

WHAT WERE THE MAJOR MARKET DEVELOPMENTS IN ASIA?
Like markets around the world, the Japanese stock market was hard hit by lower profit forecasts and fears of a global economic slowdown. But Japan also faces problems of its own: a stagnant economy hovering on the brink of recession, a struggling banking system, a stock market near 16-year lows and a government torn by dissension. Deflation continues to hit Japan's economy, and for companies, falling prices mean lower sales and greater difficulty repaying loans.
    Outside Japan, Asian stock markets fell with the Nasdaq. An export-driven region, Asia is closely tied to U.S. and European growth and to the performance of the U.S. technology sector. Asian markets turned in

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          See important fund and index disclosures inside front cover.

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

=================================================================================================================================
TOP 10 EQUITY HOLDINGS                          TOP 10 INDUSTRIES                                  TOP 10 COUNTRIES
---------------------------------------------------------------------------------------------------------------------------------
 1. Vestas Wind Systems A.S.           2.05%     1. Oil & Gas (Drilling & Equipment)     6.41%      1. United States       34.82%
    (Denmark)
                                                 2. Computers (Software & Services)      5.67       2. United Kingdom       8.76
 2. Altran Technologies S.A. (France)  1.97
                                                 3. Retail (Specialty Apparel)           5.42       3. Mexico               5.30
 3. Abercrombie & Fitch Co.            1.84
    Class A (U.S.)                               4. Services (Commercial & Consumer)     5.00       4. France               4.75

 4. National-Oilwell, Inc. (U.S.)      1.70      5. Health Care (Specialized Services)   3.84       5. Japan                4.11

 5. Precision Drilling Corp. (Canada)  1.54      6. Investment Management                3.84       6. Canada               4.05

 6. NH Hoteles, S.A. (Spain)           1.51      7. Manufacturing (Specialized)          3.57       7. Spain                3.59

 7. CEC Entertainment, Inc. (U.S.)     1.42      8. Health Care                          2.95       8. Germany              3.35
                                                    (Medical Products & Supplies)
 8. Concord EFS, Inc. (U.S.)           1.38                                                         9. Brazil               2.87
                                                 9. Electronics                          2.60
 9. Man Group PLC (U.K.)               1.24         (Component Distributors)                       10. Hong Kong            2.85

10. Amey PLC (U.K.)                    1.23     10. Communications Equipment             2.57

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

=================================================================================================================================

a mixed (though mostly weaker) performance during the six-month period.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
A bear market in the technology sector hurt the fund's performance over the reporting period. In response, we pared the fund's technology exposure from more than 35% in December to about 20% as of April 30, 2001. We continue to favor computer software and services companies, where we see growth potential.
    At the same time, we increased the fund's exposure to energy stocks, particularly those of drilling and equipment companies, which have done well as energy prices have risen. Financial holdings also have increased to take advantage of current interest-rate cuts, and we particularly like investment-management firms. In addition, we increased the fund's health-care position, investing in specialized-services, hospital-management, and medical products and supplies industries.

                      -----------------------------------

                          THE FUND'S EUROPEAN EXPOSURE

                        INCREASED AS WE TOOK ADVANTAGE OF

                      OPPORTUNITIES IN FRANCE AND GERMANY.

                      -----------------------------------

IN WHAT COUNTRIES DID THE FUND HAVE INVESTMENTS?
The fund is underweight Japan due to the country's political and economic weakness. The fund's European exposure increased as we took advantage of opportunities in France and Germany.
    As of April 30, 2001, U.S. holdings made up about 35% of the fund, European holdings about 34%, Asian about 13% and Latin American about 8%.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?

The fund's top holdings represent a diversified portfolio:

o Vestas Wind Systems, based in Denmark, is the world's largest manufacturer of wind turbines used to generate electricity.
o Altran Technologies is a Paris-based consultancy that offers information-technology services. Its clients (65% are French) include telecommunications, automotive, aerospace and aviation firms and the military.
o Abercrombie & Fitch, an Ohio-based retailer, sells casual clothing for men, women and children such as shirts, khakis and jeans. While its target market is college students, A&F has a following among teenagers as well.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
With global growth momentum slowing, central banks around the world have begun slashing interest rates. This should bode well for economies worldwide. Economic growth has slowed in Europe, but to a lesser extent than in the United States. In addition, tax cuts and labor reforms in Europe could boost consumer confidence. In Japan, the general outlook is weak due to political concerns, declining overseas demand, deflationary pressures and a domestic slowdown. However, Asia's economy (excluding Japan) is expected to grow faster than U.S. and European economies this year.

          See important fund and index disclosures inside front cover.

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
DOMESTIC COMMON STOCKS-34.82%
BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.30%
Hispanic Broadcasting Corp.(a)                    205,300   $    4,921,041
==========================================================================
CHEMICALS (SPECIALTY)-0.64%
OM Group, Inc.                                    190,700       10,431,290
==========================================================================
COMMUNICATIONS EQUIPMENT-0.80%
Comverse Technology, Inc.(a)                      110,800        7,589,800
--------------------------------------------------------------------------
Polycom, Inc.(a)                                  237,200        5,510,156
==========================================================================
                                                                13,099,956
==========================================================================
COMPUTERS (HARDWARE)-0.65%
National Instruments Corp.(a)                     300,000       10,500,000
==========================================================================
COMPUTERS (SOFTWARE & SERVICES)-2.14%
Aspen Technology, Inc.(a)                         401,700        8,459,802
--------------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                   600,000       16,914,000
--------------------------------------------------------------------------
Macrovision Corp.(a)                              150,000        8,577,000
--------------------------------------------------------------------------
Starmedia Network, Inc.(a)                        325,100          796,495
==========================================================================
                                                                34,747,297
==========================================================================
CONSUMER FINANCE-0.44%
AmeriCredit Corp.(a)                              154,000        7,139,440
==========================================================================
DISTRIBUTORS (FOOD & HEALTH)-0.33%
McKesson HBOC, Inc.                               175,000        5,397,000
==========================================================================
ELECTRONICS (COMPONENT DISTRIBUTORS)-0.15%
Power-One, Inc.(a)                                139,600        2,444,396
==========================================================================
ELECTRONICS (INSTRUMENTATION)-1.12%
Alpha Industries, Inc.(a)                         401,500        9,864,855
--------------------------------------------------------------------------
Tektronix, Inc.(a)                                342,700        8,293,340
==========================================================================
                                                                18,158,195
==========================================================================
ELECTRONICS (SEMICONDUCTORS)-1.77%
Micrel, Inc.(a)                                   216,100        7,338,756
--------------------------------------------------------------------------
Microchip Technology Inc.(a)                      319,300        9,237,349
--------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         300,000        8,814,000
--------------------------------------------------------------------------
Semtech Corp.(a)                                  118,800        3,417,876
==========================================================================
                                                                28,807,981
==========================================================================
FOOTWEAR-0.28%
Vans, Inc.(a)                                     219,100        4,566,044
==========================================================================
GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.29%
International Game Technology(a)                   83,500        4,670,155
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
HEALTH CARE (DRUGS-GENERIC & OTHER)-0.49%
Medicis Pharmaceutical Corp.-Class A(a)           160,100   $    7,956,970
==========================================================================
HEALTH CARE (HOSPITAL MANAGEMENT)-1.46%
Health Management Associates, Inc.-Class A(a)     650,000       11,648,000
--------------------------------------------------------------------------
Province Healthcare Co.(a)                        471,400       12,077,268
==========================================================================
                                                                23,725,268
==========================================================================
HEALTH CARE (MANAGED CARE)-1.49%
Express Scripts, Inc.-Class A(a)                  133,600       11,342,640
--------------------------------------------------------------------------
First Health Group Corp.(a)                       250,000       12,937,500
==========================================================================
                                                                24,280,140
==========================================================================
HEALTH CARE (SPECIALIZED SERVICES)-3.40%
Apria Healthcare Group Inc.(a)                    341,100        8,858,367
--------------------------------------------------------------------------
HEALTHSOUTH Corp.(a)                            1,000,000       14,050,000
--------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            71,200       10,039,200
--------------------------------------------------------------------------
Lincare Holdings Inc.(a)                          201,900       10,068,753
--------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         100,000       12,320,000
==========================================================================
                                                                55,336,320
==========================================================================
INVESTMENT MANAGEMENT-0.94%
Eaton Vance Corp.                                 252,500        8,155,750
--------------------------------------------------------------------------
Investors Financial Services Corp.                100,000        7,154,000
==========================================================================
                                                                15,309,750
==========================================================================
METAL FABRICATORS-0.79%
Shaw Group Inc. (The)(a)                          225,000       12,825,000
==========================================================================
OIL & GAS (DRILLING & EQUIPMENT)-4.42%
Cooper Cameron Corp.(a)                           167,400       10,556,244
--------------------------------------------------------------------------
Hanover Compressor Co.(a)                         210,000        7,644,000
--------------------------------------------------------------------------
Marine Drilling Cos., Inc.(a)                     147,700        4,426,569
--------------------------------------------------------------------------
National-Oilwell, Inc.(a)                         700,000       27,685,000
--------------------------------------------------------------------------
Patterson Energy, Inc.(a)                         500,000       17,235,000
--------------------------------------------------------------------------
Varco International, Inc.(a)                      189,000        4,418,820
==========================================================================
                                                                71,965,633
==========================================================================
RESTAURANTS-1.67%
CEC Entertainment Inc.(a)                         450,000       23,062,500
--------------------------------------------------------------------------
Jack in the Box Inc.(a)                           158,000        4,182,260
==========================================================================
                                                                27,244,760
==========================================================================
RETAIL (SPECIALTY)-0.44%
Genesco, Inc.(a)                                  250,000        7,150,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
RETAIL (SPECIALTY-APPAREL)-4.48%
Abercrombie & Fitch Co.-Class A(a)                900,000   $   29,970,000
--------------------------------------------------------------------------
American Eagle Outfitters, Inc.(a)                403,100       15,003,382
--------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                    104,800        2,667,160
--------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            417,500       11,631,550
--------------------------------------------------------------------------
Talbots, Inc. (The)                                87,000        3,640,950
--------------------------------------------------------------------------
Too Inc.(a)                                       500,000        9,955,000
==========================================================================
                                                                72,868,042
==========================================================================
SERVICES (ADVERTISING/MARKETING)-0.45%
Professional Detailing, Inc.(a)                   100,000        7,320,000
==========================================================================
SERVICES (COMMERCIAL & CONSUMER)-0.96%
Apollo Group, Inc.-Class A(a)                     220,200        6,848,220
--------------------------------------------------------------------------
DiamondCluster International, Inc.-Class A(a)     468,700        8,694,385
==========================================================================
                                                                15,542,605
==========================================================================
SERVICES (COMPUTER SYSTEMS)-0.25%
SunGard Data Systems Inc.(a)                       74,800        4,134,196
==========================================================================
SERVICES (DATA PROCESSING)-2.20%
Concord EFS, Inc.(a)                              483,807       22,521,216
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   240,000       13,281,600
==========================================================================
                                                                35,802,816
==========================================================================
SERVICES (EMPLOYMENT)-0.78%
Robert Half International Inc.(a)                 456,500       12,690,700
==========================================================================
SERVICES (FACILITIES & ENVIRONMENTAL)-0.60%
Tetra Tech, Inc.(a)                               400,000        9,768,000
==========================================================================
TELECOMMUNICATIONS (CELLULAR/ WIRELESS)-0.26%
Powerwave Technologies, Inc.(a)                   235,200        4,273,584
==========================================================================
TEXTILES (APPAREL)-0.83%
Quicksilver, Inc.(a)                              500,000       13,585,000
==========================================================================
    Total Domestic Common Stocks (Cost
      $502,096,449)                                            566,661,579
==========================================================================
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-57.28%
AUSTRALIA-0.54%
ERG Ltd. (Electrical Equipment)                11,378,000        8,705,023
==========================================================================
BRAZIL-2.87%
Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar-ADR (Retail-Food Chains)          277,419        7,892,571
--------------------------------------------------------------------------
Companhia de Bebidas das Americas-ADR
  (Beverages-Alcoholic)                           721,100       17,594,840
--------------------------------------------------------------------------
Embratel Participacoes S.A.-ADR (Telephone)       285,200        2,586,764
--------------------------------------------------------------------------
Petroleo Brasileiro S.A.-Petrobras-Pfd. (Oil
  & Gas-Exploration & Production)                 762,000       18,597,258
==========================================================================
                                                                46,671,433
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
CANADA-4.05%
CAE, Inc. (Aerospace/Defense)                     319,000   $    5,223,720
--------------------------------------------------------------------------
C-MAC Industries, Inc. (Electronics-
  Component Distributors)(a)                      138,500        4,486,359
--------------------------------------------------------------------------
Descartes Systems Group Inc. (The)
  (Computers-Software & Services)(a)              221,300        4,322,688
--------------------------------------------------------------------------
Exfo Electro-Optical Engineering Inc.
  (Communications Equipment)(a)                    82,600        2,781,968
--------------------------------------------------------------------------
Four Seasons Hotels, Inc. (Lodging-Hotels)        159,300        9,416,223
--------------------------------------------------------------------------
Onex Corp. (Investments)                          872,700       12,784,940
--------------------------------------------------------------------------
Precision Drilling Corp. (Oil & Gas-Drilling
  & Equipment)(a)                                 595,100       25,077,235
--------------------------------------------------------------------------
Tundra Semiconductor Corp. (Electronics-
  Semiconductors)                                 122,000        1,727,708
==========================================================================
                                                                65,820,841
==========================================================================
DENMARK-2.49%
H. Lundbeck A.S. (Health Care-Drugs-Major
  Pharmaceuticals)                                307,200        7,045,495
--------------------------------------------------------------------------
Vestas Wind Systems A.S. (Manufacturing-
  Specialized)                                    714,800       33,381,825
==========================================================================
                                                                40,427,320
==========================================================================
FINLAND-0.28%
Tietoenator Oyj (Computers-Software &
  Services)(a)                                    149,500        4,603,261
==========================================================================
FRANCE-4.75%
Altran Technologies S.A. (Services-
  Commercial & Consumer)                          494,100       32,006,093
--------------------------------------------------------------------------
Business Objects S.A.-ADR (Computers-
  Software & Services)(a)                         300,000       10,860,000
--------------------------------------------------------------------------
Coflexip S.A. (Metal Fabricators)(a)               45,870        6,756,656
--------------------------------------------------------------------------
Compagnie Francaise d'Etudes et de
  Construction Technip (Oil & Gas-Refining &
  Marketing)(a)                                    40,200        6,260,343
--------------------------------------------------------------------------
Galeries Lafayette (Retail-Department Stores)      70,000       11,814,178
--------------------------------------------------------------------------
Havas Advertising S.A. (Services-Advertising/
  Marketing)                                      391,800        5,173,236
--------------------------------------------------------------------------
Silicon-On-Insulator Technologies (SOITEC)
  (Electronics-Component Distributors)(a)         250,000        4,436,750
==========================================================================
                                                                77,307,256
==========================================================================
GERMANY-3.35%
Hugo Boss A.G.-Pfd. (Manufacturing-
  Specialized)                                     56,600       16,825,043
--------------------------------------------------------------------------
Medion A.G. (Electronics-Component
  Distributors)                                   128,100       10,969,110
--------------------------------------------------------------------------
MLP A.G.-Pfd. (Services-Commercial &
  Consumer)                                        83,300        9,239,532
--------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)                    46,000       15,061,879
--------------------------------------------------------------------------
Tecis Holding A.G. (Investment Management)         80,120        2,367,446
==========================================================================
                                                                54,463,010
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
HONG KONG-2.85%
China Mobile Ltd. (Telecommunications-
  Cellular/Wireless)(a)                         3,428,000   $   16,878,472
--------------------------------------------------------------------------
Esprit Holdings Ltd. (Retail-Specialty
  Apparel)                                      7,482,000        8,490,281
--------------------------------------------------------------------------
Legend Holdings Ltd. (Computers-Hardware)      14,830,000       11,789,460
--------------------------------------------------------------------------
Li & Fung Ltd. (Distributors-Food & Health)     4,894,000        9,255,866
==========================================================================
                                                                46,414,079
==========================================================================
INDIA-1.49%
Dr. Reddy's Laboratories Ltd.-ADR
  (Healthcare-Drugs-Generic & Other)(a)           790,200        9,521,910
--------------------------------------------------------------------------
Infosys Technologies Ltd. (Computers-
  Software & Services)(b)                         101,500        8,105,263
--------------------------------------------------------------------------
Satyam Computer Services Ltd. (Computers-
  Software & Services)                          1,445,000        6,671,960
==========================================================================
                                                                24,299,133
==========================================================================
IRELAND-0.48%
Ryanair Holdings PLC-ADR (Airlines)(a)            150,000        7,740,000
==========================================================================
ISRAEL-0.44%
Card-Guard Scientific Survival Ltd. (Health
  Care-Specialized Services)(a)                   137,500        7,211,608
==========================================================================
ITALY-0.61%
Bulgari S.p.A. (Consumer-Jewelry, Novelties &
  Gifts)(a)                                       833,900        9,841,484
==========================================================================
JAPAN-4.11%
Bellsystem24, Inc. (Services-Commercial &
  Consumer)                                        42,000       16,299,624
--------------------------------------------------------------------------
Circle K Japan Co. Ltd. (Retail-Food Chains)      244,200        7,134,976
--------------------------------------------------------------------------
Crayfish Co., Ltd.-ADR (Computers-Software &
  Services)(a)(b)                                  37,390          323,274
--------------------------------------------------------------------------
Hokuto Corp. (Agricultural Products)              346,620       12,680,364
--------------------------------------------------------------------------
Nippon Sheet Glass Co., Ltd. (Manufacturing-
  Specialized)                                    800,000        7,834,568
--------------------------------------------------------------------------
Trend Micro Inc. (Computers-Software &
  Services)(a)                                    137,050        6,200,554
--------------------------------------------------------------------------
Trend Micro Inc.-Bonus Shares (Computers-
  Software & Services)(a)(b)                      137,050        6,200,554
--------------------------------------------------------------------------
Yahoo Japan Corp. (Computers-Software &
  Services)(a)                                        261       10,245,235
==========================================================================
                                                                66,919,149
==========================================================================
MEXICO-5.30%
America Movil S.A. de C.V.-Series L-ADR
  (Telecommunications-Cellular/Wireless)(a)       198,600        3,654,240
--------------------------------------------------------------------------
Cemex S.A. de C.V. Wts.-ADR (Construction-
  Cement & Aggregates)(c)                          16,212           24,318
--------------------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V.-ADR
  (Beverages-Non-Alcoholic)                       129,000        2,515,500
--------------------------------------------------------------------------
Corporacion Interamericana de Entretenimiento
  S.A.-Class B (Entertainment)(a)               3,288,144       11,536,911
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
MEXICO-(CONTINUED)

Fomento Economico Mexicano, S.A. de C.V.- ADR
  (Beverages-Alcoholic)                           191,880   $    7,329,816
--------------------------------------------------------------------------
Grupo Financiero Banamex Accival, S.A. de
  C.V.-Class O (Financial-Diversified)          7,104,000       13,233,693
--------------------------------------------------------------------------
Grupo Financiero Bancomer, S.A. de C.V.-
  Class O (Banks-Regional)(a)                  11,940,000        9,567,473
--------------------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C
  (Beverages-Alcoholic)                         3,161,000        8,670,562
--------------------------------------------------------------------------
Organizacion Soriana S.A. de C.V.-Class B
  (Retail-Department Stores)                    1,776,000        3,883,801
--------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Class L- ADR
  (Telephone)                                     198,600        6,871,560
--------------------------------------------------------------------------
Tubos de Acero de Mexico S.A.-ADR (Oil &
  Gas-Drilling & Equipment)                       541,800        7,265,538
--------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (Retail-General Merchandise)(a)               5,300,000       11,733,261
==========================================================================
                                                                86,286,673
==========================================================================
NETHERLANDS-2.51%
Fugro N.V. (Services-Commercial &
  Consumer)(a)                                    130,400        8,273,296
--------------------------------------------------------------------------
Nutreco Holding N.V. (Agricultural Products)      432,000       17,710,086
--------------------------------------------------------------------------
Van der Moolen Holding N.V. (Investment
  Banking/Brokerage)                              165,100       14,928,501
==========================================================================
                                                                40,911,883
==========================================================================
NORWAY-0.59%
Tandberg A.S.A. (Communications Equipment)(a)     403,000        4,961,472
--------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil &
  Gas-Exploration & Production)(a)                274,000        4,608,180
==========================================================================
                                                                 9,569,652
==========================================================================
PHILIPPINES-0.26%
SM Prime Holdings, Inc. (Land Development)     32,000,000        4,295,720
==========================================================================
SINGAPORE-1.49%
Datacraft Asia Ltd. (Communications
  Equipment)                                    2,192,880       11,183,688
--------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks-Money Center)    1,114,813        9,733,952
--------------------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                                 1,939,000        3,343,471
==========================================================================
                                                                24,261,111
==========================================================================
SOUTH KOREA-1.17%
Korea Telecom Corp.-ADR
  (Telecommunications-Long Distance)              274,500        7,584,435
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronics-
  Component Distributors)                          66,000       11,476,082
==========================================================================
                                                                19,060,517
==========================================================================
SPAIN-3.59%
Grupo Dragados, S.A. (Construction-Cement &
  Aggregates)                                   1,507,100       18,628,940
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
SPAIN-(CONTINUED)

Grupo Ferrovial, S.A. (Construction-Cement &
  Aggregates)(a)                                  966,000   $   15,086,370
--------------------------------------------------------------------------
NH Hoteles, S.A. (Investment Management)        1,852,100       24,635,479
==========================================================================
                                                                58,350,789
==========================================================================
SWEDEN-1.54%
Biacore International A.B. (Electronics-
  Instrumentation)(a)                             169,400        5,683,566
--------------------------------------------------------------------------
Getinge Industrier A.B.-Class B (Health Care-
  Medical Products & Supplies)(b)                 894,611       14,658,603
--------------------------------------------------------------------------
Micronic Laser Systems A.B. (Electronics-
  Semiconductors)(a)                              240,000        4,775,188
==========================================================================
                                                                25,117,357
==========================================================================
SWITZERLAND-2.78%
Kudelski S.A. (Electronics-Component
  Distributors)(a)                                  8,950        8,511,282
--------------------------------------------------------------------------
Phonak Holding A.G. (Consumer-Jewelry,
  Novelties & Gifts)(a)                             5,090       16,501,686
--------------------------------------------------------------------------
Synthes Stratec, Inc. (Health Care-Medical
  Products & Supplies)                              9,800        5,840,293
--------------------------------------------------------------------------
Tecan Group A.G. (Health Care-Medical
  Products & Supplies)                             15,100       14,403,331
==========================================================================
                                                                45,256,592
==========================================================================
TAIWAN-0.63%
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Electronics-Semiconductor)(a)                3,713,280       10,273,897
==========================================================================
THAILAND-0.35%
Advanced Info Service Public Co. Ltd.
  (Telephone)(a)                                  569,000        5,758,554
==========================================================================
UNITED KINGDOM-8.76%
Aggreko PLC (Services-Facilities &
  Environmental)                                2,108,000       13,896,434
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
UNITED KINGDOM-(CONTINUED)

Amey PLC (Engineering & Construction)           3,478,500   $   20,016,297
--------------------------------------------------------------------------
Debenhams PLC (Retail-Specialty-Apparel)        1,073,400        6,757,139
--------------------------------------------------------------------------
Galens Holdings PLC (Health Care-Drugs,
  Generic & Other)                              1,007,500       13,261,158
--------------------------------------------------------------------------
International Power PLC (Electric
  Companies)(a)                                 1,886,700        8,118,150
--------------------------------------------------------------------------
Man Group PLC (Investment Management)           1,658,500       20,179,020
--------------------------------------------------------------------------
Matalan PLC (Retail-Discounters)                  424,000        2,523,526
--------------------------------------------------------------------------
Morrison (William) Supermarkets PLC
  (Retail-Food Chains)                          3,536,800       10,120,200
--------------------------------------------------------------------------
NDS Group PLC-ADR (Broadcasting- Television,
  Radio & Cable)(a)                               160,200        6,007,500
--------------------------------------------------------------------------
Pace Micro Technology PLC (Communications
  Equipment)                                    1,253,900        9,848,811
--------------------------------------------------------------------------
PizzaExpress PLC (Restaurants)(a)                 776,000        9,219,460
--------------------------------------------------------------------------
Smith & Nephew PLC (Health Care-Medical
  Products & Supplies)                          2,767,900       13,048,314
--------------------------------------------------------------------------
St. James's Place Capital PLC
  (Insurance-Life/ Health)                      1,594,300        9,534,434
==========================================================================
                                                               142,530,443
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $812,942,651)                            932,096,785
==========================================================================
MONEY MARKET FUNDS-7.45%
STIC Liquid Assets Portfolio(d)                60,594,810       60,594,810
--------------------------------------------------------------------------
STIC Prime Portfolio(d)                        60,594,810       60,594,810
==========================================================================
    Total Money Market Funds (Cost
      $121,189,620)                                            121,189,620
==========================================================================
TOTAL INVESTMENTS-99.55% (Cost
  $1,436,228,720)                                            1,619,947,984
==========================================================================
OTHER ASSETS LESS LIABILITIES-0.45%                              7,333,286
==========================================================================
NET ASSETS-100.00%                                          $1,627,281,270
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred
Wts. - Warrants

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Directors.
(c)  Acquired as part of a unit with or in exchange for other securities.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
 8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,436,228,720)*                             $1,619,947,984
-------------------------------------------------------------
Foreign currencies, at value (cost
  $13,840,586)                                     13,647,140
-------------------------------------------------------------
Receivables for:
  Investments sold                                 12,279,923
-------------------------------------------------------------
  Capital stock sold                                3,094,599
-------------------------------------------------------------
  Dividends and interest                            3,318,910
-------------------------------------------------------------
Investment for deferred compensation plan              57,023
-------------------------------------------------------------
Collateral for securities loaned                  217,535,722
-------------------------------------------------------------
Other assets                                           30,415
=============================================================
    Total assets                                1,869,911,716
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            13,668,574
-------------------------------------------------------------
  Capital stock reacquired                          9,623,097
-------------------------------------------------------------
  Deferred compensation plan                           57,023
-------------------------------------------------------------
  Collateral upon return of securities loaned     217,535,722
-------------------------------------------------------------
Accrued administrative services fees                   12,730
-------------------------------------------------------------
Accrued distribution fees                           1,187,507
-------------------------------------------------------------
Accrued directors' fees                                 1,726
-------------------------------------------------------------
Accrued transfer agent fees                           218,143
-------------------------------------------------------------
Accrued operating expenses                            325,924
=============================================================
    Total liabilities                             242,630,446
=============================================================
Net assets applicable to shares outstanding    $1,627,281,270
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  780,361,745
_____________________________________________________________
=============================================================
Class B                                        $  808,144,599
_____________________________________________________________
=============================================================
Class C                                        $   38,774,926
_____________________________________________________________
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      50,072,215
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      54,342,333
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                       2,605,934
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        15.58
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.58 divided by
      95.25%)                                  $        16.36
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        14.87
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        14.88
_____________________________________________________________
=============================================================

* At April 30, 2001, securities with an aggregate market value of $208,797,951 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $518,390)                                    $   4,223,512
------------------------------------------------------------
Dividends from affiliated money market funds       4,830,911
------------------------------------------------------------
Interest                                             301,126
------------------------------------------------------------
Security lending income                            1,292,466
============================================================
    Total investment income                       10,648,015
============================================================

EXPENSES:

Advisory fees                                      8,131,448
------------------------------------------------------------
Administrative services fees                          80,180
------------------------------------------------------------
Custodian fees                                       599,982
------------------------------------------------------------
Distribution fees -- Class A                       2,209,418
------------------------------------------------------------
Distribution fees -- Class B                       4,613,894
------------------------------------------------------------
Distribution fees -- Class C                         209,165
------------------------------------------------------------
Transfer agent fees -- Class A                     1,177,101
------------------------------------------------------------
Transfer agent fees -- Class B                     1,314,490
------------------------------------------------------------
Transfer agent fees -- Class C                        59,591
------------------------------------------------------------
Directors' fees                                        9,212
------------------------------------------------------------
Other                                                561,142
============================================================
    Total expenses                                18,965,623
============================================================
Less: Expenses paid indirectly                       (21,648)
============================================================
    Net expenses                                  18,943,975
============================================================
Net investment income (loss)                      (8,295,960)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (58,579,113)
------------------------------------------------------------
  Foreign currencies                                (603,663)
============================================================
                                                 (59,182,776)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (484,091,946)
------------------------------------------------------------
  Foreign currencies                                (122,130)
============================================================
                                                (484,214,076)
============================================================
Net gain (loss) from investment securities
  and foreign currencies                        (543,396,852)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(551,692,812)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (8,295,960)   $  (31,828,442)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (59,182,776)      463,678,841
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (484,214,076)      (36,883,831)
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (551,692,812)      394,966,568
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (201,316,041)      (51,990,426)
----------------------------------------------------------------------------------------------
  Class B                                                       (218,172,671)      (58,426,813)
----------------------------------------------------------------------------------------------
  Class C                                                         (9,633,427)       (1,135,421)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        139,144,098       112,191,153
----------------------------------------------------------------------------------------------
  Class B                                                        145,391,232        84,244,285
----------------------------------------------------------------------------------------------
  Class C                                                          9,933,799        38,282,689
==============================================================================================
    Net increase (decrease) in net assets                       (686,345,822)      518,132,035
==============================================================================================

NET ASSETS:

  Beginning of period                                          2,313,627,092     1,795,495,057
==============================================================================================
  End of period                                               $1,627,281,270    $2,313,627,092
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,513,215,937    $1,218,746,808
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (8,404,223)         (108,263)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                            (61,051,044)      427,253,871
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           183,520,600       667,734,676
==============================================================================================
                                                              $1,627,281,270    $2,313,627,092
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.
 10

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is above-average long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $80,180 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $1,607,000 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $2,209,418, $4,613,894 and $209,165, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $165,200 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $63,719 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $2,725 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $21,648 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $21,648.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2001, securities with an aggregate value of $208,797,951 were on loan to brokers. The loans were secured by cash collateral of $217,535,722 received by the Fund and invested in affiliated money market funds as follows:
$108,767,861 in STIC Liquid Assets Portfolio and $108,767,861 in STIC Prime Portfolio. For the six months ended April 30, 2001, the Fund received fees of $1,292,466 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $923,278,736 and $941,586,602, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 304,353,747
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (120,634,483)
=========================================================
Net unrealized appreciation of investment
  securities                                $ 183,719,264
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
  statement purposes.


NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                     APRIL 30, 2001                 OCTOBER 31, 2000
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      19,832,405    $ 344,772,755    18,396,903     $ 547,555,973
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,471,001       25,740,724     6,080,280       181,657,597
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         656,313       11,303,036     1,805,060        53,447,289
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      10,348,392      190,616,684     1,995,404        49,763,525
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      11,471,362      202,004,156     2,238,791        54,178,748
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         509,058        8,969,619        42,452         1,027,748
==========================================================================================================================
Reacquired:
  Class A                                                     (22,778,833)    (396,245,341)  (16,549,844)     (485,128,345)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,000,195)     (82,353,648)   (5,346,711)     (151,592,060)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (596,710)     (10,338,856)     (574,953)      (16,192,348)
==========================================================================================================================
                                                               15,912,793    $ 294,469,129     8,087,382     $ 234,718,127
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                       SIX MONTHS
                                                         ENDED                          YEAR ENDED OCTOBER 31,
                                                       APRIL 30,     ------------------------------------------------------------
                                                        2001(a)       2000(a)      1999(a)     1998(a)      1997(a)      1996(a)
                                                       ----------    ----------    --------    --------    ----------    --------
Net asset value, beginning of period                    $  25.87     $    21.95    $  15.87    $  17.28    $    15.76    $  13.09
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.06)         (0.28)      (0.17)      (0.10)        (0.15)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (5.49)          5.56        6.25       (1.31)         1.67        2.81
=================================================================================================================================
    Total from investment operations                       (5.55)          5.28        6.08       (1.41)         1.52        2.72
=================================================================================================================================
Less distributions from net realized gains                 (4.74)         (1.36)         --          --            --       (0.05)
=================================================================================================================================
Net asset value, end of period                          $  15.58     $    25.87    $  21.95    $  15.87    $    17.28    $  15.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           (24.29)%        24.27%      38.31%      (8.16)%        9.65%      20.83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $780,362     $1,103,740    $852,198    $937,587    $1,242,505    $919,319
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                     1.78%(c)       1.65%       1.80%       1.75%         1.75%       1.83%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.63)%(c)     (0.96)%     (0.95)%     (0.55)%       (0.88)%     (0.62)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       55%            62%         60%         50%           57%         44%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $891,091,044.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                       SIX MONTHS
                                                         ENDED                          YEAR ENDED OCTOBER 31,
                                                       APRIL 30,     ------------------------------------------------------------
                                                        2001(a)       2000(a)      1999(a)     1998(a)      1997(a)      1996(a)
                                                       ----------    ----------    --------    --------    ----------    --------
Net asset value, beginning of period                    $  24.98     $    21.35    $  15.52    $  17.00    $    15.58    $  13.02
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.10)         (0.42)      (0.27)      (0.19)        (0.24)      (0.17)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (5.27)          5.41        6.10       (1.29)         1.66        2.78
=================================================================================================================================
    Total from investment operations                       (5.37)          4.99        5.83       (1.48)         1.42        2.61
=================================================================================================================================
Less distributions from net realized gains                 (4.74)         (1.36)         --          --            --       (0.05)
=================================================================================================================================
Net asset value, end of period                          $  14.87     $    24.98    $  21.35    $  15.52    $    17.00    $  15.58
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           (24.46)%        23.56%      37.56%      (8.71)%        9.11%      20.09%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $808,145     $1,158,979    $926,972    $947,293    $1,241,999    $807,215
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                     2.30%(c)       2.19%       2.37%       2.32%         2.30%       2.37%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (1.15)%(c)     (1.50)%     (1.52)%     (1.11)%       (1.44)%     (1.16)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       55%            62%         60%         50%           57%         44%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $930,426,150.

                                                                                           CLASS C
                                                            ---------------------------------------------------------------------
                                                            SIX MONTHS                                         AUGUST 4, 1997
                                                              ENDED          YEAR ENDED OCTOBER 31,        (DATE SALES COMMENCED)
                                                            APRIL 30,     -----------------------------        TO OCTOBER 31,
                                                             2001(a)      2000(a)    1999(a)    1998(a)           1997(a)
                                                            ----------    -------    -------    -------    ----------------------
Net asset value, beginning of period                         $ 24.99      $ 21.35    $ 15.52    $ 17.00            $18.39
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)       (0.42)     (0.27)     (0.19)            (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (5.27)        5.42       6.10      (1.29)            (1.35)
=================================================================================================================================
    Total from investment operations                           (5.37)        5.00       5.83      (1.48)            (1.39)
=================================================================================================================================
Less distributions from net realized gains                     (4.74)       (1.36)        --         --                --
=================================================================================================================================
Net asset value, end of period                               $ 14.88      $ 24.99    $ 21.35    $ 15.52            $17.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                               (24.45)%      23.61%     37.56%     (8.71)%            7.56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $38,775      $50,908    $16,325    $13,186            $4,676
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                         2.30%(c)     2.19%      2.37%      2.34%             2.36%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       (1.15)%(c)   (1.50)%    (1.52)%    (1.13)%           (1.50)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           55%          62%        60%        50%               57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $42,179,749.
(d)  Annualized.

NOTE 10-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Directors of the Company, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of directors is elected by you to look after your interests as a mutual-fund shareholder. Directors' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 directors are independent. In other words, they have no affiliation with AIM except as independent fund directors charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.

  Listed below are the members of the board of directors of your mutual fund and their respective titles.

BOARD OF DIRECTORS                              OFFICERS                                OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                        11 Greenway Plaza
Chairman, President and                         Chairman and President                  Suite 100
Chief Executive Officer                                                                 Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and Secretary     INVESTMENT ADVISOR
Bruce L. Crockett
Director                                        Gary T. Crum                            A I M Advisors, Inc.
ACE Limited;                                    Senior Vice President                   11 Greenway Plaza
Formerly Director, President, and                                                       Suite 100
Chief Executive Officer                         Edgar M. Larsen                         Houston, TX 77046
COMSAT Corporation                              Vice President
                                                                                        TRANSFER AGENT
Owen Daly II                                    Dana R. Sutton
Formerly Director                               Vice President and Treasurer            A I M Fund Services, Inc.
Cortland Trust Inc.                                                                     P.O. Box 4739
                                                Robert G. Alley                         Houston, TX 77210-4739
Albert R. Dowden                                Vice President
Chairman of the Board of Directors,                                                     CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and     Melville B. Cox
Director, Magellan Insurance Company,           Vice President                          State Street Bank and Trust Company
Formerly Director, President and                                                        225 Franklin Street
Chief Executive Officer,                        Mary J. Benson                          Boston, MA 02110
Volvo Group North America, Inc.; and            Assistant Vice President and
Senior Vice President, AB Volvo                 Assistant Treasurer                     COUNSEL TO THE FUND

Edward K. Dunn Jr.                              Sheri Steward Morris                    Ballard Spahr
Chairman, Mercantile Mortgage Corp.;            Assistant Vice President and            Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,           Assistant Treasurer                     1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                Philadelphia, PA 19103
President, Mercantile Bankshares                Juan E. Cabrera, Jr.
                                                Assistant Secretary                     COUNSEL TO THE DIRECTORS
Jack M. Fields
Chief Executive Officer                         Jim A. Coppedge                         Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                     Assistant Secretary                     919 Third Avenue
Formerly Member                                                                         New York, NY 10022
of the U.S. House of Representatives            Renee A. Friedli
                                                Assistant Secretary                     DISTRIBUTOR
Carl Frischling
Partner                                         P. Michelle Grace                       A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                     11 Greenway Plaza
                                                                                        Suite 100
Prema Mathai-Davis                              John H. Lively                          Houston, TX 77046
Formerly Chief Executive Officer,               Assistant Secretary
YWCA of the U.S.A.
                                                Nancy L. Martin
Lewis F. Pennock                                Assistant Secretary
Partner
Pennock & Cooper                                Ofelia M. Mayo
                                                Assistant Secretary
Louis S. Sklar
Executive Vice President                        Lisa A. Moss
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Kathleen J. Pflueger
                                                Assistant Secretary

                                                Stephen R. Rimes
                                                Assistant Secretary

                                                Timothy D. Yang
                                                Assistant Secretary

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                      -----------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                      -----------------------------------

                            EQUITY FUNDS

                                                                                                FIXED-INCOME FUNDS

     DOMESTIC EQUITY FUNDS                  INTERNATIONAL/GLOBAL EQUITY FUNDS               TAXABLE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                             MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM Small Cap Opportunities(1)         AIM Latin American Growth                         AIM Strategic Income
AIM Mid Cap Opportunities(1)           AIM Developing Markets                            AIM High Yield II
AIM Large Cap Opportunities(2)         AIM European Small Company                        AIM High Yield
AIM Emerging Growth                    AIM Asian Growth                                  AIM Income
AIM Small Cap Growth(1)                AIM Japan Growth                                  AIM Global Income
AIM Aggressive Growth                  AIM International Emerging Growth                 AIM Floating Rate
AIM Mid Cap Growth                     AIM European Development                          AIM Intermediate Government
AIM Small Cap Equity                   AIM Euroland Growth                               AIM Limited Maturity Treasury
AIM Capital Development                AIM Global Aggressive Growth                      AIM Money Market
AIM Constellation                      AIM International Equity
AIM Dent Demographic Trends            AIM Advisor International Value                          MORE CONSERVATIVE
AIM Select Growth                      AIM Worldwide Spectrum
AIM Large Cap Growth                   AIM Global Trends                                   TAX-FREE FIXED-INCOME FUNDS
AIM Weingarten                         AIM Global Growth
AIM Mid Cap Equity                                                                               MORE AGGRESSIVE
AIM Value II                                       MORE CONSERVATIVE
AIM Charter                                                                              AIM High Income Municipal
AIM Value                                         SECTOR EQUITY FUNDS                    AIM Tax-Exempt Bond of Connecticut
AIM Blue Chip                                                                            AIM Municipal Bond
AIM Basic Value                                     MORE AGGRESSIVE                      AIM Tax-Free Intermediate
AIM Large Cap Basic Value                                                                AIM Tax-Exempt Cash
AIM Balanced                           AIM New Technology
AIM Advisor Flex                       AIM Global Telecommunications and Technology             MORE CONSERVATIVE
                                       AIM Global Infrastructure
       MORE CONSERVATIVE               AIM Global Resources
                                       AIM Global Financial Services
                                       AIM Global Health Care
                                       AIM Global Consumer Products and Services
                                       AIM Advisor Real Estate
                                       AIM Global Utilities

                                                   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $154 billion in assets for nine million shareholders, including individual investors, corporate clients and financial institutions, as of March 31, 2001.
    The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the eighth-largest mutual fund complex in the United States in assets under management, according to Strategic Insight, an independent mutual fund monitor. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $370 billion in assets under management as of March 31, 2001.

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A I M Distributors, Inc.